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                                                                 Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated May 24, 1999, included in this Form 8-K/A, into the Company's previously filed Registration Statements File No.'s 333-83587, 333-79197, 333-51711 and 333-35791.


                                                   /s/ ARTHUR ANDERSEN LLP

                                                       ARTHUR ANDERSEN LLP

Boston, Massachusetts
July 23, 1999